TARKIO FUND

(TARKX)

(the “Fund”)

Supplement dated February 18, 2026 to the Fund’s Prospectuses and

Statement of Additional Information dated September 28, 2025

Portfolio Manager Change

This Supplement provides notice of the following Portfolio Manager Change to the Fund’s Prospectuses and Statement of Additional Information.

Effective as of the date of this Supplement Mr. Dominic Piazza no longer serves as a Co-Portfolio Manager for the Tarkio Fund.  Accordingly, all references to Mr. Dominic Piazza are hereby removed from the Tarkio Fund’s Prospectuses and Statement of Additional Information.

For more information regarding this Supplement please call 1-866-738-3629.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE